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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 5, 1997


                        INTEGRATED SURGICAL SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)


         Delaware                          1-12471                      68-0232575
(State or Other Jurisdiction       (Commission File Number)      (IRS Employer Ident. No.)
     of Incorporation)


                   829 West Stadium Lane, Sacramento, CA 95834
               (Address of Principal Executive Offices)(Zip Code)


                                  916-646-3487
               Registrant's telephone number, including area code
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Item 2.  Acquisition or Disposition of Assets.

         On September 5, 1997, Integrated Surgical Systems, Inc., a Delaware corporation (the "Registrant"), completed the acquisition of all of the outstanding capital stock of Innovative Medical Machines International, S.A., a French corporation ("IMMI"), pursuant to a Stock Purchase Agreement, dated September 5, 1997 (the "Purchase Agreement"), by and among the Registrant and 16 holders of the outstanding capital stock of IMMI (the "Sellers"). The Registrant exchanged 619,355 shares of its Common Stock, $.01 per share (the "Purchase Price Shares"), for all of the issued and outstanding capital stock of IMMI, and upon consummation of the transaction, IMMI became a wholly owned subsidiary of the Registrant. At the closing, the Registrant entered into a Registration Rights Agreement with the Sellers, pursuant to which the Registrant granted the Sellers certain demand and piggyback registration rights with respect to the Purchase Price Shares.

         IMMI's business primarily consists of manufacturing and marketing image guided robotic devices for surgical applications. IMMI's principal product is a computer controlled surgical robot dedicated to stereostatic neurosurgery.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

         It is impracticable for the Registrant to file the financial information of the business acquired hereunder at this time, and such information will be filed by amendment to this Form 8-K within sixty days from the due date of this Form 8-K.

         (b)      Pro-forma financial information.

         It is impracticable for the Registrant to file the pro-forma financial information required hereunder at this time, and such information will be filed by amendment to this Form 8-K within sixty days from the due date of this Form 8-K.

         (c)      Exhibits.

                  2.1 Stock Purchase Agreement dated September 5, 1997 by and among the Registrant and the holders of the outstanding capital stock of Innovative Medical Machines International, S.A.

                  4.1 Registration Rights Agreement dated September 5, 1997 by and among the Registrant and the holders of the outstanding capital stock of Innovative Medical Machines International, S.A.

                  99.1     Press Release dated September 8, 1997

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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         On September 5, 1997, the Registrant issued 590,638 shares of its Common Stock, $.01 par value, to 15 holders of equity securities of Innovative Mechanical Machines International, S.A., a French corporation, in reliance upon Regulation S under the Securities Act. The transaction is described under Item 2 above.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      INTEGRATED SURGICAL SYSTEMS, INC.
                                      (Registrant)



Date: September 19, 1997              By:  /s/ Ramesh Trivedi
                                           -------------------------------------
                                           Ramesh Trivedi
                                           President and Chief Executive Officer



                                  EXHIBIT INDEX



Exhibit No.       Description

     2.1 Stock Purchase Agreement dated September 5, 1997 by and among the Registrant and the holders of the outstanding capital stock of Innovative Medical Machines International, S.A.

     4.1 Registration Rights Agreement dated September 5, 1997 by and among the Registrant and the holders of the outstanding capital stock of Innovative Medical Machines International, S.A.

     99.1         Press Release dated September 8, 1997

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